STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "Agreement") is made and entered into as of the close of business on December 31, 2000, (the "Effective Date") by and between Prime Medical Services, Inc., a Delaware corporation ("Seller") and Innovative Medical Technologies, Inc., an exempted company incorporated in the Cayman Islands with limited liability ("Purchaser").

                             Preliminary Statements

         Seller owns all of the outstanding capital stock of Prostatherapies, Inc., a Delaware corporation (the "Company") and desires to sell such capital stock to Purchaser subject to the terms and conditions set forth in this Agreement.

         Purchasers desires to acquire all of such capital stock subject to the terms and conditions set forth in this Agreement.

                             Statement of Agreement

         For and in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1 Sale of Stock. As of the Effective Date, subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Seller, Seller hereby transfers to Purchaser all of the outstanding shares of the Company's capital stock (the "Shares"). Purchaser, in exchange for the Shares, will pay to Seller the amount of $950,000 as the purchase price (the "Purchase Price"). The Purchase Price shall be tendered by Purchaser's delivery on or before the Closing (as hereinafter defined) of (a) a promissory note duly executed by Purchaser in the principal amount of $950,000, in the form attached hereto as Exhibit A (the "Promissory Note"), and (b) a stock certificate evidencing the issuance hereby to Seller of shares of Purchaser's common stock amounting to 0.1% of Purchaser's total shares of outstanding capital stock (including any additional shares received solely as a result of the ownership of such shares, the "Share Consideration"). At any time after the Effective Date Purchaser shall have the right, in its sole discretion, to redeem the shares constituting the Share Consideration by delivery to Seller of either (1) $100 cash or (2) securities of equivalent value of any entity which, by merger, consolidation or otherwise, acquires substantially all of the assets or business of Purchaser ("Substitute Securities"). If such redemption right is exercised using Substitute Securities, the redemption rights shall survive and be again exercisable with respect to such Substitute Securities. Any such redemption shall be deemed effective immediately upon tender of such consideration, and, upon such tender, Purchaser shall be entitled to reflect cancellation of such shares in it stock record books without any action on the part of Seller. The parties agree that neither Purchaser nor Seller does, as a result of this Agreement, any documents, instruments or certificates contemplated by or executed in connection with this Agreement (collectively, including this Agreement, the "Transaction Documents"), or the consummation of any of the transactions contemplated by this Agreement or any Transaction Document, assume any debts, liabilities or obligations of the Company or any Subsidiary (as hereinafter defined).

                  Subject only to the conditions to closing described in the following sentence of this paragraph, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place within 30 calendar days of the Effective Date on a date mutually agreed upon by the parties. The date on which the Closing takes place is referred to in this Agreement as the "Closing Date"). Notwithstanding the foregoing:

                  (A) Seller may elect, in its sole discretion, to terminate this Agreement without any obligation hereunder if:

                           (i) Purchaser fails to execute and deliver, at or prior to the Closing, the Promissory Note, a Mutual Non-Competition Agreement in form and substance satisfactory to both Seller and Purchaser (the "Non-Compete"), and an Assignment and Security Agreement securing Purchaser's obligations under the Promissory Note, in form and substance satisfactory to Seller (the "Security Agreement");

     (ii) any of the representations or warranties made by Purchaser in this Agreement or any other Transaction Document, shall, in any material respect, be untrue, incorrect or misleading;

                           (iii) there has, after the Effective Date, been a material change in the condition or nature of the Company's and the Subsidiaries' businesses that, in the aggregate, could reasonably be believed to materially increase the value of the Shares;

                           (iv) Purchaser has not delivered to Seller, at or prior to the Closing, such good standing certificates, certificates of existence, officer's certificates and resignations as Seller may reasonably request; and

                  (B) Purchaser may elect, in its sole discretion, to terminate this Agreement without any obligation hereunder if:

                           (i) Seller fails to execute and deliver, at or prior to the Closing, the Non-Compete and one or more stock certificates representing the Shares, accompanied by blank stock power(s) in a form provided by Purchaser;

                           (ii) any of the representations or warranties made by Seller in this Agreement or any other Transaction Document (as hereinafter defined), shall, in any material respect, be untrue, incorrect or misleading;

                           (iii) there has, after the Effective Date, been a material change in the condition or nature of the Company's and the Subsidiaries' businesses that, in the aggregate, could reasonably be believed to materially decrease the value of the Shares;

                           (iv) Seller has not delivered to Purchaser, at or prior to the Closing, such good standing certificates, certificates of existence, and officer's certificates as Purchaser may reasonably request.

         Section 2 Representations and Warranties of Seller. Purchaser acknowledges and agrees that Purchaser's sole remedy for any breach by Seller of a representation or warranty set forth in this Section shall be to seek indemnification pursuant to the express provisions of Section 4 and Section 6(f) of this Agreement. Seller hereby represents and warrants to Purchaser that (with the understanding that such representations and warranties are deemed to be made as of both the Effective Date and the Closing):

                  (a) Organization and Standing; Authority. The Company is a corporation duly organized, validly existing and in good standing under the Laws (as hereinafter defined) of the State of Delaware and has the corporate power and authority to conduct its business as now conducted. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct its business as now conducted and to enter into and perform this Agreement. The execution, delivery and performance by Seller of this Agreement and any other Transaction Documents to which Seller is a party have been duly authorized by all necessary corporate action of Seller, its officers, directors and shareholders and the Transaction Documents have been duly executed and delivered by Seller and are enforceable against Seller in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities Laws.

     (b) Subsidiaries. The Company owns the interests described below in the following entities (each, a "Subsidiary"):

                           (i) California I Prostatherapy Limited Partnership. The Company owns a 5.875% limited partnership interest and a 20% general partnership interest in California I Prostatherapy Limited Partnership, a California limited partnership.

                           (ii) Texas I Prostatherapy Limited Partnership. The Company owns a 33.5% limited partnership interest and a 20% general partnership interest in Texas I Prostatherapy Limited Partnership, a Texas limited partnership.

                           (iii) North Carolina Prostatherapy Limited Partnership I. The Company owns a 6.75% limited partnership interest and a 20% general partnership interest in North Carolina Prostatherapy Limited Partnership I, a North Carolina limited partnership.

         Except as  disclosed  in  writing to  Purchaser  or as set forth in the partnership agreements of each of the Subsidiaries (the "Subsidiary Organizational Documents"), there are no rights or options to acquire any ownership interest in or from a Subsidiary, nor are there any rights or options to acquire any securities that are exercisable or exchangeable for, or convertible into, ownership interests of a Subsidiary.

                  (c) Capitalization. The Company has an authorized capitalization consisting of 1,000 shares of common stock, of which 100 shares are issued and outstanding. All of such issued and outstanding shares of common stock are owned entirely by Seller. There are no other rights or options to acquire any capital stock of or from the Company, nor are there any rights or options to acquire any securities that are exercisable or exchangeable for, or convertible into, capital stock of the Company. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable.

                  (d) Conflicting Agreements and Other Matters. The execution, delivery and performance by Seller of this Agreement and the other Transaction Documents and compliance by Seller with the terms and provisions thereof and the sale of the Shares by Seller, does not violate any provision of any Law, or conflict with or result in a breach of, the Certificate of Incorporation or bylaws of the Company or the Certificate of Incorporation or bylaws of Seller. Seller does not have any knowledge of any pending or threatened adverse activities by or of any of the Subsidiaries. Furthermore, Seller does not have any knowledge that any Subsidiary, or any limited partner of any Subsidiary, is not in compliance with any restrictions on outside activities applicable to such party pursuant to the respective Subsidiary's partnership agreement.

                  (e) Consents, Etc. Assuming the correctness of the representations by Purchaser in Section 3, no authorization, consent, approval, license, qualification or exemption from, nor any filing, declaration or registration with, any court, any federal or state governmental agency or regulatory authority or any securities exchange or any other Person, other than authorizations, consents, approvals, licenses or qualifications to do business in the states as a foreign corporation and required pursuant to state "blue sky" laws is required in connection with the execution, delivery or performance by Seller of this Agreement or the other Transaction Documents on or prior to the date hereof or the transfer of the Shares (except such as have been obtained on or prior to the date hereof and are, and will be on the Closing Date, in full force and effect).

                  (f) Proceedings, Litigation, Etc. Seller has no knowledge of any laws, rules, regulations, ordinances, orders, writs, judgments, decrees, determinations or awards ("Laws") promulgated by any federal, state, county, or local judicial or governmental authority ("Governmental Authority") which (i) are applicable to the Company, the Subsidiaries or their respective businesses and (ii) when complied with by the Company and/or such Subsidiary would, in the aggregate, materially and adversely affect the business or operations of the Company and the Subsidiaries as conducted on the Effective Date. None of Seller, the Company nor any Subsidiary is in violation of any Law of any Governmental Authority (or subject to or party to any order of any Governmental Authority arising out of any action, suit or proceeding under any Law) which could affect the ability of the parties hereto to consummate the transactions contemplated hereby. There is no pending (or, to the knowledge of Seller, threatened), action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or, to the knowledge of Seller, any investigation by) any Governmental Authority against or affecting the Company.

                  (g) Disclosure of Liens, Liabilities and other Obligations. Seller has (i) disclosed in writing to Purchaser all liabilities and obligations of the Company and the Subsidiaries that are individually in excess of $25,000;
(ii) provided Purchaser with true and complete copies or descriptions of all agreements, arrangements or understandings pursuant to which the Company or any Subsidiary may or will have executory obligations after the Closing Date; (iii) disclosed to Purchaser in writing all liens or encumbrances that related to the Company's or any Subsidiary's assets.

                  (h) Ownership of Assets. Except as otherwise disclosed in writing to Purchaser on or before the Closing Date, the Company and each Subsidiary owns unencumbered title to all of the assets and properties, tangible or intangible, real or personal, that are used in the conduct of its respective business.

                  (i) Existing Agreement. Seller represents that an officer of Urologix has orally indicated to Seller that Urologix would continue to honor the existing terms of a certain contract pursuant to which EDAP/Technomed has, prior to the Closing, provided certain supplies and equipment to Seller in connection with the business of Seller. Purchaser agrees that Seller does not represent or warrant that the terms and provisions of such contract will, as written, remain enforceable after the Closing.

         Section 3 Representations of Purchaser. Seller acknowledges and agrees that Seller's sole remedy for any breach by Purchaser of a representation or warranty set forth in this Section shall be to seek indemnification pursuant to the express provisions of Section 4 and Section 6(f) of this Agreement. The Purchaser represents and warrants to Seller as follows (with the understanding that such representations and warranties are deemed to be made as of both the Effective Date and the Closing):

                  (a) Organization and Standing; Authority. Purchaser is an exempted company incorporated in the Cayman Islands with limited liability, is duly organized, validly existing and in good standing under the Laws of the Cayman Islands and has the corporate power and authority to conduct its business as now conducted and to enter into and perform any Transaction Document to which it is a party. The execution, delivery and performance by Purchaser and/or Ronald Sorensen, M.D. ("Sorensen") of this Agreement and/or any other Transaction Document, have been duly authorized by all necessary corporate or other action of Purchaser and Sorensen, including any necessary action by the officers, directors and shareholders of any of the foregoing. The Transaction Documents have been duly executed and delivered by each of Purchaser and/or Sorensen and are enforceable against each of them in accordance with their terms. Sorensen owns all of the outstanding equity or other ownership interests in Purchaser (after giving effect to any rights or options that are exercisable or exchangeable for, or convertible into, any equity or other ownership interests of Purchaser).

                  (b) Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser's express representation to Seller that the Shares will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

                  (c) Authority. The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents have been duly authorized by all necessary action on behalf of Purchaser, and this Agreement and the other Transaction Documents to which Purchaser is a party have been duly executed and delivered by Purchaser. This Agreement and the other Transaction Documents constitute valid and binding obligations of Purchaser, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other Laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions may be limited by applicable federal or state securities Laws. The execution and delivery of this Agreement and performance of the transactions contemplated by this Agreement and compliance with its provisions by Purchaser will not violate any provision of Law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its articles of incorporation or bylaws.

                  (d) Restricted Securities. Purchaser understands that the Shares it is purchasing are "restricted securities" under the federal securities Laws because they are being acquired from Seller in a transaction not involving a public offering and that under such Laws the Shares may be resold without registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities Laws only in certain limited circumstances. In this regard, Purchaser represents that it is familiar with Rule 144, as promulgated under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act.

                  (e) Disclosure of Information. Purchaser has received and reviewed all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Purchaser further represents that it is relying solely on its own expertise and that of its consultants, and not on any representation of Seller not expressly contained in this Agreement. The
Purchaser has had an opportunity to ask questions and receive answers from Seller regarding the Company, its business and the acquisition of the Shares.

                  (f) Investment Experience. Purchaser is an "accredited investor," and has not retained or consulted with any "purchaser representative" (as such terms are defined in Rule 501 of Regulation D promulgated under the Securities Act) in connection with its execution of this Agreement and the consummation of the transactions contemplated hereby. Purchaser is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

         Section 4         Indemnification.
                           ---------------

                  (a) Indemnification of Purchaser. Seller (and its successors and assigns) hereby agrees to indemnify and hold harmless Purchaser, the
Company, each parent company, subsidiary and/or affiliate of either of the foregoing (including, without limitation, each Subsidiary) and each shareholder, member, partner (or other owner), officer, director, manager, agent, employee, representative or similarly situated party of any of the foregoing (collectively, the "Purchaser Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and attorneys' fees and expenses incurred in investigating and preparing for any litigation, investigation, compliance action or proceeding but excluding such items as have been disclosed to the other party in writing prior to the Closing Date) (collectively, "Indemnifiable Costs"), including, without limitation, Indemnifiable Costs arising in connection with the commencement or assertion of any action, investigation, proceeding, demand, or claim by a third party, which includes, without limitation, any Governmental Authority (collectively, a "Third-Party Action"), which any of the Purchaser Indemnified Parties may sustain, arising out of or related to (i) any breach or default by Seller of any of the representations, warranties, covenants or agreements of Seller contained in this Agreement or any Transaction Document,
(ii) any actual or alleged actions or omissions by Seller or any affiliate of Seller (other than the Company and the Subsidiaries), regardless of whether occurring or existing before, on, or after the Closing Date, (iii) any actual or alleged actions or omissions by the Company, or any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates occurring prior to the Closing Date (regardless of whether such Indemnifiable Costs are asserted at any time before or after the Closing Date), or (iv) any claim that the structure of the Company's or the Subsidiaries' businesses or business relationships violates any Laws of any Governmental Authority regulating or legislating the provision of or billing for healthcare or the practice of medicine, but only to the extent such claim or alleged claim specifically relates to acts occurring or circumstances existing prior to the Closing Date.

                  Notwithstanding the foregoing, (A) no Purchaser Indemnified Party shall be entitled to assert any claim for indemnification under this Section unless and until such time as all claims of such Purchaser Indemnified
Party, individually and not in combination with other Purchaser Indemnified Parties, exceed $50,000 in the aggregate, after which time all claims of such Purchaser Indemnified Party in excess of $50,000 in the aggregate may be asserted, and (B) Seller's obligations under this Section shall not exceed the amount of the Purchase Price.

                  (b) Indemnification of Seller. Purchaser hereby agrees to indemnify and hold harmless Seller, each parent company, subsidiary and/or affiliate of Seller, and each shareholder, member, partner (or other owner), officer, director, manager, agent, employee, representative or similarly situated party of any of the foregoing (collectively, the "Seller Indemnified Parties") from and against any and all Indemnifiable Costs, including, without limitation, Indemnifiable Costs arising in connection with the commencement or assertion of any Third-Party Action, which any of the Seller Indemnified Parties may sustain, arising out of or related to (i) any breach or default by Purchaser of any of the representations, warranties, covenants or agreements of Purchaser contained in this Agreement or any Transaction Document, (ii) any actual or alleged actions or omissions by Purchaser or any affiliate of Purchaser (other than the Company and the Subsidiaries), regardless of whether occurring or existing before, on, or after the Closing Date, (iii) any actual or alleged actions or omissions by the Company, or any of the Company's directors, officers, shareholders, agents, employees, representatives, subsidiaries and/or affiliates occurring after the Closing Date, or (iv) any claim that the structure of the Company's or the Subsidiaries' businesses or business relationships violates any Laws of any Governmental Authority regulating or legislating the provision of or billing for healthcare or the practice of medicine, but only to the extent such claim or alleged claim specifically relates to acts occurring or circumstances existing after the Closing Date that differ in one or more material respects from acts occurring or circumstances existing immediately prior to the Closing Date.

                  Notwithstanding the foregoing, (A) no Seller Indemnified Party shall be entitled to assert any claim for indemnification under this Section unless and until such time as all claims of such Seller Indemnified Party, individually and not in combination with other Seller Indemnified Parties, exceed $50,000 in the aggregate, after which time all claims of such Seller Indemnified Party in excess of $50,000 in the aggregate may be asserted, and (B) Purchaser's obligations under this Section shall not exceed the amount of the Purchase Price.

                  (c) Defense of Third-Party Claims. A party entitled to indemnification under this Section shall give prompt written notice to the indemnifying party of the commencement or assertion of any Third-Party Action in respect of which such indemnified party shall seek indemnification hereunder. Any failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to the indemnified party under this Section except to the extent that the failure to give such notice materially and adversely prejudices indemnifying party. The indemnifying party shall have the right to assume control of the defense of, settle, or otherwise dispose of such Third-Party Action on such terms as it deems appropriate; provided, however, that:

     (i) The indemnified party shall be entitled, at his, her, or its own expense, to participate in the defense of such Third-Party Action;

                           (ii) The indemnifying party shall obtain the prior written approval of the indemnified party, which approval shall not be unreasonably withheld, before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such Third-Party Action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the indemnified party;

                           (iii) The indemnifying party shall not consent to the entry of any consent order, decree or judgment or enter into any settlement that does not (except as agreed to in writing by the indemnified party) include as an unconditional term thereof the execution and delivery of a release from all liability in respect of such Third-Party Action by each claimant or plaintiff to, and in favor of, each indemnified party;

                           (iv) The indemnifying party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the indemnified party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any Third-Party Action as to which the indemnifying party fails to assume the defense within thirty (30) days; provided, however, that the indemnified party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability on the part of the indemnifying party, without the prior written consent of the indemnifying party;

                           (v) The indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable, provided that the indemnified party has agreed in writing to reimburse the indemnifying party for the full amount of such payments if the indemnified party is ultimately determined not to be entitled to such indemnification; and

                           (vi) The parties hereto shall extend reasonable cooperation in connection with the defense of any Third-Party Action pursuant to this Section and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                  (d) No Rights of Offset Against Promissory Note. Purchaser agrees that, notwithstanding any contrary provision in the Promissory Note, Purchaser is not entitled to and will not attempt to offset any Indemnifiable Costs that may be or become owed pursuant to this Section against amounts that Purchaser owes Seller pursuant to the Promissory Note, unless and only to the extent that (i) Purchaser and Seller have agreed that Purchaser is entitled to receive such Indemnifiable Costs pursuant to this Section or (ii) Purchaser has been finally determined to be entitled to the Indemnifiable Costs in accordance with the provisions of Section 6(f) of this Agreement relating to binding arbitration.

                  (e)  Costs  of  Voluntary   Restructuring  After  the  Closing
Excluded. Purchaser agrees that any and all costs, expenses and charges associated with any voluntary restructuring of the Company's and/or the Subsidiaries' businesses (or the Company's and/or the Subsidiaries' business relationships) after the Closing cannot be Indemnifiable Costs, and Purchaser agrees that no Purchaser Indemnified Party will be permitted to seek any reimbursement for any such costs, expenses or charges.

         Section 5         Post-Closing Covenants.
                           ----------------------

                  (a) Public Statements and Press Releases. The parties hereto covenant and agree that, except as provided for hereinbelow, each will not from and after the date hereof make, issue or release any public announcement, press release, statement or acknowledgment of the existence of, or reveal publicly the terms, conditions and status of, the transactions provided for herein, without the prior written consent of the other parties hereto as to the content and time of release of and the media in which such statements or announcement is to be made, provided, however, that the following shall not be a breach of this
Section: (a) filings and disclosures required by the Securities and Exchange Commission, and (b) announcements, statements, acknowledgments or revelations which either party is required by Law to make, issue or release as long as such party shall have given, to the extent reasonably possible, not less than two (2) calendar days prior notice to the other parties hereto, and shall have attempted, to the extent reasonably possible, to clear such announcement, statement, acknowledgment or revelation with the other parties hereto. Each party hereto agrees that it will not unreasonably withhold any such consent or clearance. The provisions of this Section shall not limit or restrict any party's communications with its personal consultants or advisors, including, without limitation, its attorneys, accountants and financial advisors.

                  (b) Transition of Business. Seller agrees to provide all good faith efforts and cooperation in order to assist Purchaser and the Company in transitioning the management of the Company's business after the Closing, including the relationships maintained by the Company's management with respect to the Company's business and employees existing immediately prior to the Closing. Seller agrees to not take any action or make any disclosure, including disclosures related to the transactions contemplated by this Agreement, which might alter or impair any relationship with any Subsidiary partner, customer, or other person or entity which did business with the Company prior to the Closing.

         Section 6         Miscellaneous.
                           -------------

                  (a) Survival of Representations and Warranties. Except as otherwise provided herein, all agreements, covenants, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated herein; provided, however, that the representations and warranties contained in Section 2 and in
Section 3 of this Agreement (and any indemnification obligations that may arise out of a breach of such representations and warranties) shall only survive for a period of one year following the Closing Date.

                  (b) Expenses. Regardless of whether the transactions contemplated hereby are consummated, each party hereto shall pay all of its costs and expenses incurred by it in connection with the negotiation and preparation of this Agreement and the Transaction Documents, including the fees and disbursements of its legal counsel and accountants.

                  (c) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by telecopy shall be considered for all purposes to be the same as original signatures.

                  (d) Severability. If any provision of this Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable.

     (e) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Texas.

                  (f) Arbitration. Any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be submitted to binding arbitration by either party. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Atlanta, Georgia and the arbitrator shall have the right to award actual damages and attorney fees and costs, but shall not have the right to award punitive, exemplary or consequential damages against either party. Notwithstanding the foregoing, (i) any party may seek equitable relief in a court of law rather than pursuant to arbitration under this Section and (ii) Seller may pursue any enforcement of or any action arising out of the Security Agreement in a court of law.

                  (g) Further Assurances. Each party of this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary to appropriately carry out the intent and purposes of this Agreement and to consummate the transactions contemplated. Each party will use its good faith efforts to carry out and comply with the provisions of this Agreement.

                  (h) Successors and Assigns. Neither party may assign any of its rights or obligations under this Agreement without first obtaining the written consent of the other party in each instance. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the permitted respective successors, assigns, heirs, executors and administrators of the parties hereto.

                  (i) Collateral Agreements, Amendments and Waivers. This Agreement (together with the documents delivered pursuant hereto) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction and constitutes the entire understanding among the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered pursuant to this Agreement unless otherwise expressly provided therein) may be made only by an instrument in writing executed by each party thereto. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the Transaction Documents shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

                  (j) Notices. Any notices required or permitted to be given under this Agreement (and, unless otherwise expressly provided therein, under any Transaction Document) shall be given in writing and shall be deemed received
(a) when delivered personally or by courier service to the relevant party at its address as set forth below or (b) if sent by mail, on the third (3rd) day following the date when deposited in the United States mail, certified or registered mail, postage prepaid, to the relevant party at its address indicated below:

Seller:                             Prime Medical Services, Inc.
                   1301 Capital of Texas Highway, Suite C-300
                               Austin, Texas 78746
                              Attention: President

                            Facsimile: (512) 314-4398

with a copy to:                     Mr. Timothy L. LaFrey
                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    816 Congress Avenue, Suite 1900
                                    Austin, Texas 78701
                            Facsimile: (512) 703-1111

Purchaser:                          Innovative Medical Technologies, Inc.
                                    c/o Daedalus Consulting Group
                                    P.O. Box 2932
                                    Spokane, Washington  99220
                                    Attn:  Ronald Sorensen, M.D.
                            Facsimile: (509) 623-1023

with copies to:                     Mr. John A. Riherd, Esq.
                                    Riherd & Sherman, P.S.
                                    1212 N. Washington, Suite 210
                                    Spokane, Washington  99201
                            Facsimile: (509) 324-3364

         and:                       Mr. Jeffrey Slopen, Esq.
                                    Wilson, Walker, Hochberg & Slopen
                                    443 Ouelette Ave., Suite 300
                                    Windsor, Ontario, CANADA  N94 6R4

         Each party may change its address for purposes of this Section by proper notice to the other parties.

                  (k) Construction, Knowledge and Materiality. This Agreement and any other Transaction Document shall be construed without regard to the identity of the person who drafted the various provisions of the same. Each and every provision of this Agreement and the other Transaction Documents shall be construed as though all of the parties participated equally in the drafting of the same. Consequently, the parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting party shall not be applicable either to this Agreement or any other Transaction Document. For purposes of this Agreement, whenever there are references to "material" or "materially," such terms shall be deemed to mean an economic impact exceeding $50,000 with respect to the fact or matter being referred to or described. As used herein, "day" or "days" refers to calendar days unless otherwise specified in each instance. When the term "knowledge" is used in this Agreement in reference to (i) Seller, it shall mean such items as are within the actual knowledge of Ken Shifrin, Brad Hummel, Joseph Jenkins, M.D., Teena Belcik and Cheryl Williams, without any obligation to investigate and (ii) Purchaser, it shall mean such items as are within the actual knowledge of Sorensen or Bill Jonz without any obligation to investigate.

                            [Signature pages follow.]

                                 SIGNATURE PAGE

                                       TO

                            STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, Seller and Purchaser have executed this Stock Purchase Agreement as of the day and year first above written.

SELLER:                    Prime Medical Services, Inc., a Delaware corporation


                                 By:
                                   Cheryl  Williams,  Senior Vice President
                                         and Chief Financial Officer

PURCHASER:                 Innovative  Medical   Technologies,   Inc.,
                                  an exempted company incorporated in the Cayman Islands with limited liability


                                  By:
                                   Ronald Sorensen, M.D., President

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE